Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	881,458.71
Total Transaction Valuation	6,382,756,789.46
Total Offset Amount	0.00
Net Fee	$ 881,458.71